Exhibit 10.3
THIRD AMENDED AND RESTATED
GUARANTY AGREEMENT
     This Third Amended and Restated Guaranty Agreement dated as of January 29, 2010 (this “Guaranty”) is executed by each of the undersigned (individually a “Guarantor” and collectively, the “Guarantors”), in favor of Regions Bank, as administrative agent (the “Administrative Agent”) for the ratable benefit of itself, the Lenders (as defined below), the Issuing Lender (as defined below), and the Swap Counterparties (as defined below) (together with the Administrative Agent, the Issuing Lender, the Lenders, individually a “Beneficiary”, and collectively, the “Beneficiaries”).
INTRODUCTION
     A. The Guarantors have previously executed and delivered that certain Guaranty Agreement dated as of June 14, 2004 (the “2004 Guaranty”), which was ratified and reaffirmed in connection with that certain Amended and Restated Credit Agreement dated as of August 30, 2006, as amended heretofore (as so amended, the “2006 Credit Agreement”), among Callon Petroleum Company (“Borrower”), the lenders party thereto from time to time (individually, a “Lender”, and collectively the “Lenders”), and Union Bank of California, N.A., as administrative agent (in such capacity, the “Prior Administrative Agent”) and issuing lender (in such capacity, the “Issuing Lender”) for the Lenders.
     B. The 2004 Guaranty was amended and restated by that certain Amended and Restated Guaranty, dated September 25, 2008, made by the Guarantors (the “Existing Guaranty”), and the 2006 Credit Agreement was amended and restated in its entirety pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 25, 2008 (the “Existing Credit Agreement”) among the Borrower, the Lenders, the Issuing Lender and the Prior Administrative Agent. Effective as of January 29, 2010, the Prior Administrative Agent has resigned from such capacity and the Adminstrative Agent has been appointed as the successor administrative agent under the Existing Credit Agreement.
     C. The Existing Credit Agreement is being amended and restated in its entirety pursuant to that certain Third Amended and Restated Credit Agreement dated as of January 29, 2010 (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Lenders, the Issuing Lender and the Administrative Agent.
     D. The Guarantors are Subsidiaries of the Borrower and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement, and the other Loan Documents (as defined in the Credit Agreement), and (ii) the Hedge Contracts (as defined in the Credit Agreement) entered into by the Borrower or any of its Subsidiaries with a Swap Counterparty (as defined in the Credit Agreement).
     E. It is a requirement under the Credit Agreement that each of the Guarantors continue to guarantee the due payment and performance of all Obligations (as defined in the
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Credit Agreement) by amending and restating in its entirety the Existing Guaranty as set forth herein.
     NOW, THEREFORE, in consideration of the premises, each Guarantor hereby agrees (a) that the Existing Guaranty is amended and restated in its entirety as follows and (b) further agrees as follows:
     Section 1. Definitions. All capitalized terms not otherwise defined in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.
     Section 2. Guaranty.
(a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment and performance, when due, whether at stated maturity, by acceleration or otherwise, of (i) all Obligations, whether absolute or contingent and whether for principal, interest (including, without limitation, interest that but for the existence of a bankruptcy, reorganization or similar proceeding would accrue), fees, amounts required to be provided as collateral, indemnities, expenses or otherwise, and all other amounts owing in respect of the Obligations and (ii) all obligations under this Guaranty (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower or any of its Subsidiaries to the Administrative Agent, the Issuing Lender or any Lender under the Loan Documents and by the Borrower or any of its Subsidiaries to any Swap Counterparty but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving any Person.
(b) It is the intention of the Guarantors and each Beneficiary that the amount of the Guaranteed Obligations guaranteed by each Guarantor shall not be in excess of the maximum amount permitted by fraudulent conveyance, fraudulent transfer or similar Legal Requirements applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or in any other agreement or instrument executed in connection with the payment of any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by a Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.
     Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents and any Hedge Contracts with Swap Counterparties (collectively, the “Guaranteed Documents”), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Beneficiary with respect thereto but subject to Section 2(b) above. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Person under the Guaranteed Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the
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Borrower, any Guarantor or any other Person or whether the Borrower, any Guarantor or any other Person is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably and unconditionally waives any defenses it may now or hereafter have in any way relating to, any or all of the following:
(a) any lack of validity or enforceability of any Guaranteed Document or any agreement or instrument relating thereto or any part of the Guaranteed Obligations being irrecoverable;
(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Person under the Loan Documents or any agreement or instrument relating to Hedge Contract with a Swap Counterparty, or any other amendment or waiver of or any consent to departure from any Loan Document or any agreement or instrument relating to any Hedge Contract with a Swap Counterparty, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or otherwise;
(c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;
(d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under the Guaranteed Documents or any other assets of the Borrower or any other Person;
(e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any other Person;
(f) any failure of any Lender, the Administrative Agent, the Issuing Lender or any other Beneficiary to disclose to the Borrower or any Guarantor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to the Administrative Agent, the Issuing Lender, any Lender or any other Beneficiary (and each Guarantor hereby irrevocably waives any duty on the part of any Beneficiary to disclose such information);
(g) any signature of any officer of the Borrower being mechanically reproduced in facsimile or otherwise; or
(h) any other circumstance or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor, surety or other Person.
     Section 4. Continuation and Reinstatement, Etc. Each Guarantor agrees that, to the extent that payments of any of the Guaranteed Obligations are made, or any Beneficiary receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be
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repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. EACH GUARANTOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 4 (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED BENEFICIARY’S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
     Section 5. Waivers and Acknowledgments.
(a) Each Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property or exhaust any right or take any action against the Borrower or any other Person or any collateral.
(b) Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
(c) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrower or any Subsidiary of the Borrower contemplated by the Guaranteed Documents (including any Hedge Contracts) and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.
     Section 6. Subrogation. No Guarantor will exercise any rights that it may now have or hereafter acquire against the Borrower or any other Person to the extent that such rights arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Guaranteed Document or otherwise, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against the Borrower or any other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the occurrence of the Guaranty Termination (as defined in Section 13 below). If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to Guaranty Termination, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by the Guarantors under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents.
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     Section 7. Subordination. Each Guarantor hereby subordinates (in liquidation, dissolution, bankruptcy, reorganization, or otherwise) all sums due and owing to such Guarantor by the Borrower or any other Guarantor, if any, to all sums due and owing to any Beneficiary by the Borrower or any Guarantor. Each Guarantor hereby agrees that no payments shall be made by, or received from, the Borrower or any other Guarantor with respect to any such subordinated obligation owing to such Guarantor, except as permitted under the Credit Agreement.
     Section 8. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:
(a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived. Such Guarantor benefits from executing this Guaranty.
(b) Such Guarantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from the Borrower and each other relevant Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial and otherwise), operations, properties and prospects of the Borrower and each other relevant Person.
(c) The obligations of such Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of such Guarantor, and the execution and delivery of this Guaranty by such Guarantor has been duly and validly authorized in all respects by such Guarantor, and the Person who is executing and delivering this Guaranty on behalf of such Guarantor has full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Guaranty on such Guarantor’s part to be observed or performed.
     Section 9. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, each Beneficiary is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by such Beneficiary or an Affiliate thereof to the account of each Guarantor against any and all of the obligations of the Guarantors under this Guaranty, irrespective of whether or not such Beneficiary shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Such Beneficiary shall promptly notify the affected Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Beneficiaries under this Section 9 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Beneficiary may have.
     Section 10. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the affected Guarantor, the Administrative Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, (a)
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release any Guarantor from its obligations hereunder except as permitted under Section 8.08(b) of the Credit Agreement (it being understood that waivers and amendments permitted to be made under the Credit Agreement by the Required Lenders with respect to any of the underlying obligations guaranteed hereunder shall not be deemed to release or limit the liability of any Guarantor within the meaning of this clause (a)), (b) postpone any date fixed for payment hereunder in respect of any of the Guaranteed Obligations, or (c) change the percentage of the Lenders required to take any action hereunder.
     Section 11. Notices, Etc. All notices and other communications provided for hereunder shall be sent in the manner provided for in Section 9.02 of the Credit Agreement and if to a Guarantor, at its address specified on the signature page hereto and if to the Administrative Agent, the Issuing Lender or any Lender, at its address specified in or pursuant to the Credit Agreement, and if to a Swap Counterparty, at its address specified in the applicable Hedge Contract. All such notices and communications shall be effective when delivered, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.
     Section 12. No Waiver: Remedies. No failure on the part of the Administrative Agent or any other Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     Section 13. Continuing Guaranty: Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until such time when each of the following shall have occurred: (i) the indefeasible payment in full in cash of all Guaranteed Obligations and all other amounts payable under the Loan Documents, (ii) the termination or expiration of all Letters of Credit, (iii) the termination of all Hedge Contracts with the Swap Counterparties (other than Hedge Contracts with any Swap Counterparty with respect to which other arrangements satisfactory to such Swap Counterparty and the Borrower have been made or have been deemed to have to been made under Section 8.08(b) of the Credit Agreement), and (iv) the termination of all the Commitments (such time being referred to herein as the “Guaranty Termination”), (b) be binding upon each Guarantor and its successors and assigns, (c) inure to the benefit of and be enforceable by the Administrative Agent, the Issuing Lender and each Lender and their respective successors, and, in the case of transfers and assignments made in accordance with the Credit Agreement, transferees and assigns, and (d) inure to the benefit of and be enforceable by a Swap Counterparty and each of its successors, transferees and assigns to the extent such successor, transferee or assign is a Lender or an Affiliate of a Lender. Without limiting the generality of the foregoing clause (c), subject to Section 9.06 of the Credit Agreement, Administrative Agent, the Issuing Lender and each Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Credit Agreement. Furthermore, when any Swap Counterparty assigns or otherwise transfers any interest held by it under a Hedge Contract to any other Person pursuant to the terms of such agreement, that other
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Person shall thereupon become vested with all the benefits held by such Lender under this Guaranty only if such Person is also then a Lender or an Affiliate of a Lender. Each Guarantor acknowledges that upon any Person becoming a Lender or the Administrative Agent in accordance with the Credit Agreement, such Person shall be entitled to the benefits hereof.
     Section 14. Governing Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Mississippi. Each Guarantor hereby irrevocably and unconditionally submits to the jurisdiction of any Mississippi state sitting in Madison County, Mississippi or any federal court sitting in the Southern District of Mississippi in any action or proceeding arising out of or relating to this Guaranty and the other Loan Documents, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Each Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Guarantor at its address set forth in the Credit Agreement or set forth on the signature page of this Guaranty. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Beneficiary to serve legal process in any other manner permitted by the law or affect the right of any Beneficiary to bring any action or proceeding against any Guarantor or its Property in the courts of any other jurisdiction.
     Section 15. Amendment and Restatement. As to the Guarantors party to the Existing Guaranty, this Guaranty is an amendment and restatement of the Existing Guaranty and is given in renewal and replacement for such Existing Guaranty. Such Guarantors, though not required, hereby consent to the terms of the Credit Agreement.
     Section 16. INDEMNIFICATION. EACH GUARANTOR SHALL INDEMNIFY EACH OF THE BENEFICIARIES, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS GUARANTY, INCLUDING ANY LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES WHICH ARISE OUT OF OR RESULT FROM (A) ANY ACTUAL OR PROPOSED USE BY THE BORROWER, ANY GUARANTOR OR ANY AFFILIATE OF THE BORROWER OR ANY GUARANTOR OF THE PROCEEDS OF THE ADVANCES, (B) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY PROVISION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, (C) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, (D) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENT OR PREVIOUSLY-OWNED OR OPERATED PROPERTIES OF THE BORROWER, ANY
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GUARANTOR OR THE OPERATIONS OR BUSINESS, OF THE BORROWER OR ANY GUARANTOR, INCLUDING ANY MATTER DISCLOSED WITHIN THE CREDIT AGREEMENT, OR (E) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATED TO THE BORROWER’S OR ANY GUARANTOR’S PROPERTIES AND EACH GUARANTOR SHALL REIMBURSE THE BENEFICIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY OUT-OF-POCKET EXPENSES (INCLUDING LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
     Section 17. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY AND HAS CONSULTED WITH COUNSEL OF ITS CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
     Section 18. Additional Guarantors. Pursuant to Section 6.15 of the Credit Agreement, each Subsidiary of the Borrower (other than any Entrada Entity, unless CIECO Debt Termination has occurred) that was not in existence on the date of the Credit Agreement is required to enter into this Guaranty as a Guarantor upon becoming a Subsidiary. After the date hereof, upon execution and delivery after the date hereof by the Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.
     Section 19. USA Patriot Act. Each Beneficiary that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any other Beneficiary) hereby notifies the Guarantors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001))(the “Act”), it is required to obtain, verify and record information that identifies the Guarantors, which information includes the name and address of the Guarantors and other information that will allow such Beneficiary or the Administrative Agent, as applicable, to identify the Guarantors in accordance with the Act. Following a request by any Beneficiary, Guarantors shall promptly furnish all documentation and other information that such Beneficiary reasonably requests in order to comply with its
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ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
     THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THIS GUARANTY. THIS GUARANTY AND THE GUARANTEED DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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     Each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTOR: CALLON PETROLEUM OPERATING COMPANY, a Delaware corporation

By:
Name:
Title:

Address for Guarantor: 200 North Canal Street Natchez, Mississippi 39120 Attention: Rodger W. Smith, Treasurer Facsimile: 601.446.1410 Telephone: 601 442 1601

ADMINISTRATIVE AGENT: REGIONS BANK, as Administrative Agent

By:
William A. Philipp,
Vice President

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Annex 1 to the Third Amended and
Restated Guaranty Agreement
     SUPPLEMENT NO. ___ dated as of ___ (the “Supplement”), to the Third Amended and Restated Guaranty Agreement dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), executed by each of the subsidiaries party thereto (each such subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Callon Petroleum Company, a Delaware corporation (the “Borrower”), in favor of Regions Bank, as administrative agent for the benefit of the Beneficiaries (as defined in the Guaranty Agreement).
     A. Reference is made to the Third Amended and Restated Credit Agreement dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), and Regions Bank, as administrative agent (in such capacity, the “Administrative Agent”) and issuing lender (in such capacity, the “Issuing Lender”) for the Lenders.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement or the Credit Agreement.
     C. The Guarantors have entered into the Guaranty Agreement in order to induce the Lenders to make Advances and the Issuing Lender to issue Letters of Credit. Pursuant to Section 6.15 of the Credit Agreement, any new Subsidiaries of the Borrower (other than any Entrada Entity, unless CIECO Debt Termination has occurred) are required to enter into the Guaranty Agreement as Guarantors. Section 18 of the Guaranty Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make additional Advances and the Issuing Lender to issue additional Letters of Credit and as consideration for Advances previously made and Letters of Credit previously issued.
     Accordingly, the Administrative Agent and the New Guarantor agree as follows:
     SECTION 1. In accordance with Section 18 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.
     SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Beneficiaries that this Supplement has been duly authorized, executed and
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delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by fax transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.
     SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.
     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MISSISSIPPI. The New Guarantor hereby irrevocably submits to the jurisdiction of any Mississippi state court sitting in Madison County, Mississippi or federal court for the Southern District of Mississippi in any action or proceeding arising out of or relating to this Supplement or the Guaranty and the other Guaranteed Documents, and the New Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. The New Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. The New Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Guarantor at its address set forth on the signature page hereof. The New Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Beneficiary to serve legal process in any other manner permitted by the law or affect the right of any Beneficiary to bring any action or proceeding against the New Guarantor or its Property in the courts of any other jurisdiction.
     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
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     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 11 of the Guaranty Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below.
     SECTION 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.
     THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THIS GUARANTY. THIS SUPPLEMENT, THE GUARANTY AGREEMENT AND THE OTHER GUARANTEED DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
Third Amended and Restated Guaranty
Third Amended and Restated Credit Agreement

     IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

[Name of New Guarantor]
By:
Name:
Title:

Address:

REGIONS BANK, as Administrative Agent

By:
Name:
Title:

Third Amended and Restated Guaranty
Third Amended and Restated Credit Agreement